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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-127834                  01-0791848
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

    390 Greenwich Street New York, New York                       10013
   ----------------------------------------                     ----------
   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01.     Other Events

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans to issue a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2005-CB8, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant, Credit-Based Asset Servicing and Securitization LLC (the "Seller"), Litton Loan Servicing LP (the "Servicer") and JPMorgan Chase Bank, National Association (the "Trustee"). The Certificates designated as the Series 2005-CB8 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of one- to four-family, fixed-rate and adjustable-rate, conventional mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Section 9 - Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

               (a)   Not applicable

               (b)   Not applicable

               (c)   Exhibits

              ITEM 601(a) OF
              REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.               DESCRIPTION
-----------   --------------  -------------------------------------------------
     1              99        Computational Materials (as defined in Item 5)
                              that have been provided by Citigroup Global
                              Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-CB8,
                              C-BASS Mortgage Loan Asset-Backed Certificates.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 2005

                                              CITIGROUP MORTGAGE LOAN TRUST INC.


                                              By:      /s/ Susan Mills
                                                       -------------------------
                                              Name:    Susan Mills
                                              Title:   Managing Director

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                                Index to Exhibits

                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
-----------  ---------------------------------------------------   -------------
    99.1     Computational Materials (as defined in Item 5) that        P
             have been provided by Citigroup Global Markets Inc.
             to certain prospective purchasers of Citigroup
             Mortgage Loan Trust, Series  2005-CB8, C-BASS
             Mortgage Loan Asset-Backed Certificates